EXHIBIT 99.H41


                                     FORM OF
                                    EXHIBIT A

                                 WESTWOOD FUNDS
                            SHAREHOLDER SERVICE FEES



WESTWOOD FUNDS                    CLASS OF SHARES       SHAREHOLDER SERVICES FEE
--------------                    ---------------       ------------------------
WHG Income Opportunity Fund       Institutional                 0.25%
WHG SMidCap Fund                  Institutional                 0.25%
[WHG LargeCap Value Fund          Institutional                 0.25%]